CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Donald L. Kovach and Candace A. Leatham hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Sussex Bancorp (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         By:    /s/ Donald L. Kovach
                                                ---------------------
                                                DONALD L. KOVACH
                                                President and
                                                Chief Executive Officer


                                                Date:


                                         By:    /s/ Candace A. Leatham
                                                ----------------------
                                                CANDACE A. LEATHAM
                                                Senior Vice President and
                                                Chief Financial Officer

                                                Date: